GOLDMAN SACHS TRUST II

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated September 29, 2020 to the

Prospectuses, Summary Prospectuses, and Statement of Additional Information (“SAI”),

each dated February 28, 2020, as supplemented to date

Effective on or around September 30, 2020, First Pacific Advisors, LLC (“FPA”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to FPA in the Prospectuses, Summary Prospectuses, and SAI are hereby deleted in their entirety as of that date. Although FPA will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. allocated Fund assets away from FPA in advance of that date.

This Supplement should be retained with your Prospectuses, Summary Prospectuses, and SAI for future reference.

MMALTUMSTK 09-20